                                                                    EXHIBIT 99.1


NEWS RELEASE


MARVELL TECHNOLOGY GROUP LTD. REPORTS THIRD QUARTER FISCAL 2002 RESULTS

SUNNYVALE, CA. (NOVEMBER 15, 2001) - Marvell Technology Group Ltd. (NASDAQ:
MRVL), a technology leader in the development of extreme broadband communications solutions, today reported financial results for its third fiscal quarter ended October 27, 2001.

Net revenue for the third quarter of fiscal 2002 was $73.1 million, an increase of 102% over net revenue of $36.2 million for the third quarter of fiscal 2001 and a 6% sequential increase from net revenue of $68.7 million for the second quarter of fiscal 2002. Pro forma net income, which excludes the effect of acquisition-related expenses and amortization of stock-based compensation, was $3.4 million, or $0.03 per share (diluted), for the third quarter of fiscal 2002, compared with pro forma net income of $3.4 million, or $0.04 per share (diluted), for the third quarter of fiscal 2001.

Net revenue for the first nine months of fiscal 2002 was $206.0 million, an increase of 110% over net revenue of $98.1 million for the first nine months of fiscal 2001. Pro forma net income was $11.3 million, or $0.09 per share (diluted), for the first nine months of fiscal 2002, compared with pro forma net income of $9.5 million, or $0.10 per share (diluted), for the first nine months of fiscal 2001.

Net loss under generally accepted accounting principles (GAAP), which includes the effect of acquisition-related expenses and amortization of stock-based compensation, was $105.1 million, or $0.92 per share (diluted), for the third quarter of fiscal 2002, compared with net income under GAAP of $1.8 million, or $0.02 per share (diluted), for the third quarter of fiscal 2001. Net loss under GAAP was $315.3 million, or $2.77 per share (diluted), for the first nine months of fiscal 2002, compared with net income under GAAP of $4.5 million, or $0.05 per share (diluted), for the first nine months of fiscal 2001.

"This has been a tremendous quarter for Marvell in terms of solid revenue growth and record revenues," stated Dr. Sehat Sutardja, Marvell's President and CEO. "We have attained significant industry milestones with the announcement of our world-class storage and communications products. We debuted the industry's first Serial ATA interface solution, which has rapidly gained momentum and is expected to be adopted into a wide range of storage applications from enterprise to mobile computing. We also continued to strengthen our leadership position in Gigabit networking with the newest members of our Alaska(TM) family, the Alaska X 10 Gigabit transceiver and the Alaska Quad fiber transceiver. Our Alaska X device is the first 10 Gigabit transceiver in the industry to achieve transmission over 60 inches of generic FR4 PCB copper traces as demonstrated with Tyco Electronics' high speed connector, and our Alaska Quad fiber device is the industry's first PHY to standardize on the GMII/RGMII interface for both fiber and copper applications, allowing for more highly manageable and flexible Gigabit systems."

"Marvell also introduced our revolutionary Prestera(TM) architecture, the world's first high-density Gigabit switches to scale from Gigabit to the desktop to terabit routing, which has received wide industry acceptance. In addition, we announced the industry's first integrated small office/home office switches optimized for converged voice/video/data. With our switched Ethernet products, Alaska Gigabit and 10 Gigabit transceivers and our system and communications controllers, Marvell offers customers a complete suite of world-class broadband communications solutions," concluded Dr. Sutardja.

Marvell will be conducting a conference call today at 2 p.m. PST to discuss its third quarter financial results. To listen to the conference call, investors can dial (719) 457-2634 approximately 10 minutes prior to the initiation of the teleconference and refer to conference code 499585. Replay of the conference call will be available until November 23, 2001 at midnight PST by calling (719) 457-0820. The conference call will also be available via the Web at www.marvell.com and www.companyboardroom.com until December 14, 2001.

ABOUT MARVELL

Marvell, a technology leader in the development of extreme broadband system-level IC solutions for Internet connectivity and infrastructure, comprises Marvell Technology Group Ltd. (MTGL) and its subsidiaries, Marvell Semiconductor, Inc. (MSI), Marvell Asia Pte Ltd. (MAPL), Marvell Japan K.K.
(MJKK), and Galileo Technology Ltd. (GTL). On behalf of MTGL, MSI designs, develops and markets integrated circuits utilizing proprietary Communications Mixed-Signal Processing (CMSP) and digital signal processing technologies for communications signal processing markets. MAPL is headquartered in Singapore and is responsible for Marvell's production and distribution operations. GTL develops high-performance communications Internetworking and Switching products for the broadband communications market. As used in this release, the terms "Company" and "Marvell" refer to the entire group of companies. The Company applies its technology to the extreme broadband communications market where its products are used in network access equipment to provide the interface between communications systems and data transmission media. MSI is headquartered at 645 Almanor Ave., Sunnyvale, Calif., 94085; phone: (408) 222-2500, fax: (408) 328-0120. Marvell's common stock is traded on the NASDAQ under the symbol MRVL. More information on Marvell is available on the Internet at www.marvell.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This release may contain forward-looking statements based on our current expectations, estimates and projections about our products, our industry, our markets, management's beliefs, and certain assumptions made by us. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," "should," and variations of these words or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, market results may differ materially and adversely from those expressed in any forward-looking statements in this release.

Important risks, uncertainties and assumptions that may cause such a difference for Marvell in connection with our near term financial results include, but are not limited to, the timing, cost and successful completion of technology and product development through volume production; the timing, rescheduling and/or cancellation of significant customer orders; general economic conditions and specific conditions in the markets we address, including periodic downturns in the integrated circuit industry; the rate at which our present and future customers and end-users adopt our products; and the timing and results of customer-industry qualification and certification of our products.

For other factors that could cause Marvell's results to vary from expectations, please see the section titled "Additional Factors That May Affect Future Results" in Marvell's annual report on Form 10-K for the year ended January 27, 2001 and Marvell's subsequent quarterly reports on Form 10-Q.

We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

                          MARVELL TECHNOLOGY GROUP LTD.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                        THREE MONTHS ENDED           NINE MONTHS ENDED
                                                    -------------------------    -------------------------
                                                    OCTOBER 27,    OCTOBER 28,   OCTOBER 27,    OCTOBER 28,
                                                       2001           2000          2001           2000
                                                    ----------     ----------    ----------     ----------
Net revenue                                         $   73,100     $   36,212    $  205,979     $   98,051
Cost of goods sold                                      33,491         16,999        94,275         45,259
                                                    ----------     ----------    ----------     ----------
Gross profit                                            39,609         19,213       111,704         52,792
Operating expenses:
   Research and development                             24,072          9,436        65,981         23,366
   Selling and marketing                                 9,980          5,702        29,628         15,381
   General and administrative                            3,329          1,346        10,048          4,277
                                                    ----------     ----------    ----------     ----------
     Total operating expenses                           37,381         16,484       105,657         43,024
                                                    ----------     ----------    ----------     ----------
Operating income                                         2,228          2,729         6,047          9,768
Interest and other income, net                           1,817          1,811         7,243          2,845
                                                    ----------     ----------    ----------     ----------
Income before income taxes                               4,045          4,540        13,290         12,613
Provision for income taxes                                 607          1,135         1,995          3,153
                                                    ----------     ----------    ----------     ----------
Pro forma net income                                $    3,438     $    3,405    $   11,295     $    9,460
                                                    ==========     ==========    ==========     ==========

Basic pro forma net income per share                $     0.03     $     0.04    $     0.10     $     0.16
                                                    ==========     ==========    ==========     ==========
Diluted pro forma net income per share              $     0.03     $     0.04    $     0.09     $     0.10
                                                    ==========     ==========    ==========     ==========

Weighted average shares -- basic                       114,787         79,625       113,673         60,343
                                                    ----------     ----------    ----------     ----------
Weighted average shares -- diluted                     127,249         97,150       126,616         90,667
                                                    ----------     ----------    ----------     ----------


RECONCILIATION TO GAAP NET INCOME (LOSS):
Pro forma net income                                $    3,438     $    3,405    $   11,295     $    9,460
Amortization of stock-based compensation                (4,051)        (2,143)      (12,259)        (6,627)
Amortization of goodwill and acquired
   intangible assets                                  (104,508)            --      (313,524)            --
Amortization of inventory fair value adjustment             --             --          (796)            --
Income tax effect                                           --            536            --          1,657
                                                    ----------     ----------    ----------     ----------
GAAP net income (loss)                              $ (105,121)    $    1,798    $ (315,284)    $    4,490
                                                    ==========     ==========    ==========     ==========

The above pro forma statements of operations are for informational purposes only. They are not prepared in accordance with GAAP and should not be considered a substitute for our historical financial information prepared in accordance with GAAP.

                          MARVELL TECHNOLOGY GROUP LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                     THREE MONTHS ENDED             NINE MONTHS ENDED
                                                  -------------------------     -------------------------
                                                  OCTOBER 27,    OCTOBER 28,    OCTOBER 27,    OCTOBER 28,
                                                     2001           2000           2001           2000
                                                  ----------     ----------     ----------     ----------
Net revenue                                       $   73,100     $   36,212     $  205,979     $   98,051
Cost of goods sold                                    33,491         16,999         95,071         45,259
                                                  ----------     ----------     ----------     ----------
Gross profit                                          39,609         19,213        110,908         52,792
Operating expenses:
     Research and development                         24,072          9,436         65,981         23,366
     Selling and marketing                             9,980          5,702         29,628         15,381
     General and administrative                        3,329          1,346         10,048          4,277
     Amortization of stock-based compensation          4,051          2,143         12,259          6,627
     Amortization of goodwill and acquired
         intangible assets                           104,508             --        313,524             --
                                                  ----------     ----------     ----------     ----------
         Total operating expenses                    145,940         18,627        431,440         49,651
                                                  ----------     ----------     ----------     ----------
Operating income (loss)                             (106,331)           586       (320,532)         3,141
Interest and other income, net                         1,817          1,811          7,243          2,845
                                                  ----------     ----------     ----------     ----------
Income (loss) before income taxes                   (104,514)         2,397       (313,289)         5,986
Provision for income taxes                               607            599          1,995          1,496
                                                  ----------     ----------     ----------     ----------
Net income (loss)                                 $ (105,121)    $    1,798     $ (315,284)    $    4,490
                                                  ==========     ==========     ==========     ==========

Basic net income (loss) per share                 $    (0.92)    $     0.02     $    (2.77)    $     0.07
                                                  ==========     ==========     ==========     ==========
Diluted net income (loss) per share               $    (0.92)    $     0.02     $    (2.77)    $     0.05
                                                  ==========     ==========     ==========     ==========

Weighted average shares-- basic                      114,787         79,625        113,673         60,343
                                                  ----------     ----------     ----------     ----------
Weighted average shares-- diluted                    114,787         97,150        113,673         90,667
                                                  ----------     ----------     ----------     ----------

                          MARVELL TECHNOLOGY GROUP LTD.
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                      OCTOBER 27,      JANUARY 27,
                                                         2001             2001
                                                     ------------     ------------
ASSETS
Current assets:
   Cash and cash equivalents                         $    145,801     $    184,128
   Short-term investments                                  64,441           39,935
   Accounts receivable, net                                45,833           37,543
   Inventory, net                                          24,979           30,924
   Prepaid expenses and other current assets               18,430           11,479
                                                     ------------     ------------
      Total current assets                                299,484          304,009
Property and equipment, net                                35,081           31,184
Goodwill and acquired intangible assets                 1,787,315        2,100,839
Other noncurrent assets                                    16,006           11,454
                                                     ------------     ------------
      Total assets                                   $  2,137,886     $  2,447,486
                                                     ============     ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                  $     24,542     $     24,818
   Accrued liabilities                                     24,201           17,323
   Accrued acquisition costs                                  127           29,530
   Income taxes payable                                    12,011            9,998
   Deferred revenue                                         5,094            6,516
   Capital lease obligations                                   --               37
                                                     ------------     ------------
      Total current liabilities                            65,975           88,222
Long-term liabilities                                       5,199            2,598
                                                     ------------     ------------
      Total liabilities                                    71,174           90,820
                                                     ------------     ------------

Shareholders' equity:
   Common stock                                               234              231
   Additional paid-in capital                           2,629,066        2,617,490
   Deferred stock-based compensation                      (15,854)         (28,113)
   Accumulated other comprehensive income                   1,511               19
   Accumulated deficit                                   (548,245)        (232,961)
                                                     ------------     ------------
      Total shareholders' equity                        2,066,712        2,356,666
                                                     ------------     ------------
      Total liabilities and shareholders' equity     $  2,137,886     $  2,447,486
                                                     ============     ============